UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/16/2005

EnerSys
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-32253

Delaware	23-3058564
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605
(Address of Principal Executive Offices, Including Zip Code)

(610) 208-1991
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On May 17, 2005, the Company will be making a presentation whereby it will be disclosing certain sales, market, earnings and other information with respect to its recently completed 2005 fiscal year. The Company is furnishing, as Exhibit 99.1 to this report, such information.

Item 7.01.    Regulation FD Disclosure

On May 17, 2005, the Company will be making a presentation whereby it will be disclosing certain sales, market, earnings and other information. The Company is furnishing, as Exhibit 99.1 to this report, such information.

Item 9.01.    Financial Statements and Exhibits

The following exhibit shall be deemed to be furnished:

99.1 Information in the Company's Presentation

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EnerSys

Date: May 16, 2005.	By:	/s/ Michael T. Philion
Michael T. Philion
Executive Vice President - Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Information in the Company's Presentation